UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2018

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30684 (Commission file number)	20-1303994 (I.R.S. Employer Identification Number)

225 Charcot Avenue, San Jose, California 95131

(Address of principal executive offices, zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.             Entry into a Material Definitive Agreement.

Merger Agreement

On March 11, 2018, Lumentum Holdings Inc., a Delaware corporation (“Lumentum”), Oclaro, Inc., a Delaware corporation (“Oclaro”), Prota Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Lumentum (“Merger Sub”), and Prota Merger, LLC, a Delaware limited liability company and a wholly owned subsidiary of Lumentum (“Merger Sub LLC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, the acquisition of Oclaro will be accomplished through a merger of Merger Sub with and into Oclaro (the “First Step Merger ”) with Oclaro surviving the First Step Merger.  As soon as reasonably practicable following the First Step Merger, Oclaro will merge with and into Merger Sub LLC with Merger Sub LLC continuing as the surviving entity (the “Second Step Merger,” and taken together with the First Step Merger, the “Merger”).

Pursuant to the terms of the Merger Agreement, and subject to the terms and conditions set forth therein, at the effective time of the First Step Merger (the “Effective Time”), each share of the common stock of Oclaro (the “Oclaro Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (x) shares of Oclaro Common Stock owned by Lumentum, Oclaro, or any direct or indirect wholly owned subsidiary of Lumentum or Oclaro or (y) shares of Oclaro Common Stock owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law, in each case immediately prior to the Effective Time, will be cancelled and extinguished and automatically converted into the right to receive the following consideration (collectively, the “Merger Consideration”):

(A) $5.60 in cash, without interest (the “Cash Consideration”), plus

(B) 0.0636 of a validly issued, fully paid and nonassessable share of the common stock of Lumentum, par value $0.001 per share (“Lumentum Common Stock”) (such ratio, the “Exchange Ratio”).

With regard to the Merger Consideration, if the aggregate number of Lumentum Common Stock to be issued in connection with the Merger (including all Lumentum Common Stock which may be issued in the future pursuant to the conversion of Oclaro Options, Oclaro RSUs, or Oclaro Restricted Stock (as defined below)) would exceed 19.9% of the Lumentum Common Stock issued and outstanding immediately prior to the closing (the “Stock Threshold”), (A) the Exchange Ratio will be reduced to the minimum extent necessary (rounded down to the nearest one thousandth) such that the aggregate number of shares of Lumentum Common Stock to be issued in connection with the Merger (including all shares of Lumentum Common Stock which may be issued after the Effective Time pursuant to company compensatory awards) does not exceed the Stock Threshold and (B) the Cash Consideration for all purposes will be increased on a per share basis by an amount equal to  $68.975, multiplied by the difference between the initial Exchange Ratio and the Exchange Ratio.

The Boards of Directors of Lumentum and Oclaro have unanimously approved the Merger and the Merger Agreement.  The transaction is subject to customary closing conditions, including the absence of certain legal impediments, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the effectiveness of a registration statement on Form S-4 registering the shares of Lumentum common stock to be issued in connection with the Merger, and approval by the holders of a majority of the outstanding shares of Oclaro Common Stock.  The transaction is not subject to any financing condition.

The Merger Agreement contains customary representations, warranties and covenants of Lumentum, Oclaro, Merger Sub and Merger Sub LLC, including, (i) covenants by Oclaro concerning the conduct of its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii)  covenants by Lumentum concerning the conduct of its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (iii) a covenant by Oclaro that, subject to certain exceptions, the Board of Directors of Oclaro  will recommend to its shareholders adoption of the Merger Agreement, and (iv) a covenant that Oclaro will not solicit, initiate, or knowingly encourage, facilitate or induce the making of inquiry, offer or proposal that would reasonably be expected to lead to any Acquisition Proposal (as defined in the Merger Agreement).  The Merger Agreement contains certain termination rights for both Lumentum and Oclaro and further provides that upon termination of the Merger Agreement under specified circumstances (including termination by Oclaro to accept a superior proposal), Oclaro may be required to pay Lumentum a termination fee of $63 million. The Merger Agreement further provides that upon termination of the Merger Agreement under specified circumstances relating to failure to obtain regulatory approvals, Lumentum may be required to pay Oclaro a termination fee of $80 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1. We encourage you to read the Merger Agreement for a more complete understanding of the transaction. The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. The Merger Agreement is not intended to provide any factual information about Oclaro, Lumentum, Merger Sub or Merger Sub LLC.

Treatment of Oclaro Equity Awards

Each Oclaro restricted stock unit award (an “Oclaro RSU”) that does not become vested at the closing will be converted into a Lumentum restricted stock unit award (a “Lumentum RSU”) with the same terms and conditions, including vesting, that were applicable to such Oclaro RSU, except that the number of Lumentum shares subject to the Lumentum RSU will equal the product of (i) the number of Oclaro shares subject to such Oclaro RSU (with any performance milestones deemed achieved based on the maximum level of achievement) multiplied by (ii) the sum of (A) the Exchange Ratio plus (B) the quotient obtained by dividing the Cash Consideration by Lumentum’s average closing price of the 10 trading days ending on the third trading day prior to the closing (such sum, the “Equity Award Exchange Ratio”), rounded down to the nearest whole share.

Each Oclaro stock option (an “Oclaro Option”), whether vested or unvested, will be converted into a Lumentum stock option (a “Lumentum Option”) with the same terms and conditions, including vesting, that were applicable to such Oclaro Option, except that (i) the number of shares subject to the Lumentum Option will equal the product of (A) the number of Oclaro shares subject to such Oclaro Option multiplied by (B) the Equity Award Exchange Ratio, rounded down to the nearest whole share and (ii) the exercise price of the Lumentum Option will equal (A) the exercise price per share of the Oclaro Option divided by (B) the Equity Award Exchange Ratio, rounded up to the nearest whole cent.  Notwithstanding the foregoing, any Oclaro Option that is held by an individual who is not an Oclaro employee as of immediately prior to the closing will be cancelled and converted into the Merger Consideration for each net option share covered by such Oclaro Option, subject to applicable withholding taxes.

In addition, each Oclaro restricted stock award (“Oclaro Restricted Stock Award”) and Oclaro RSU that becomes vested as of immediately prior to the closing (including each Oclaro Restricted Stock Award held by a non-employee director) will be converted into the right to receive the Merger Consideration in respect of each Oclaro share underlying such award, subject to applicable withholding taxes.  Each Oclaro stock appreciation right (“Oclaro SAR”) will be cancelled and converted into the right to receive a cash amount equal to the product of (i) the number of Oclaro shares subject to the Oclaro SAR multiplied by (ii) the positive difference of (A) the cash equivalent value of the Merger Consideration less (B) the strike price of the Oclaro SAR, subject to applicable withholding taxes.

If Lumentum determines that the treatment of Oclaro equity awards described above would violate, in respect of the holder thereof, the applicable laws of a non-U.S. jurisdiction, Lumentum may treat such Oclaro equity award in a different manner so long as such treatment is no less favorable to the holder of such Oclaro equity award.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2018, Oclaro’s Compensation Committee of the Board of Directors approved a one-time cash bonus of $60,000 to David Teichmann, Oclaro’s Executive Vice President, General Counsel and Corporate Secretary, payable on the next regularly scheduled payroll date, in recognition of his extraordinary efforts to further Oclaro’s strategic projects.

Item 8.01.             Other Events.

On March 12, 2018, Lumentum and Oclaro issued a joint press release announcing the entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements generally relate to future events or our future financial or operating performance.  In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Oclaro’s expectations, strategy, plans or intentions.  Oclaro’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to: the risk that the transaction does not close, due to the failure of one or more conditions to closing or the failure of the businesses (including personnel) to be integrated successfully after closing; the risk that synergies and non-GAAP earnings accretion will not be realized or realized to the extent anticipated; uncertainty as to the market value of the Lumentum merger consideration to be paid in the merger; the risk that required governmental or Oclaro stockholder approvals of the merger (including U.S. or China antitrust approvals) will not be obtained or that such approvals will be delayed beyond current expectations; the risk that following this transaction, Lumentum’s financing or operating strategies will not be successful; litigation in respect of either company or the merger; and disruption from the merger making it more difficult to maintain customer, supplier, key personnel and other strategic relationships.

The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended July 1, 2017, which was filed with the SEC on August 18, 2017, our Quarterly Report on Form 10-Q for the quarter ended December 30, 2017, which was filed with the SEC on February 8, 2018 and those discussed under the caption “Risk Factors” in the S-4 to be filed by Lumentum with the SEC at a future date in connection with this transaction and in the documents which are incorporated by reference therein.  The forward-looking statements in this communication are based on information available to Oclaro as of the date hereof, and Oclaro disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum Holdings Inc. and Oclaro, Inc. In connection with the proposed transaction, Lumentum will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of Oclaro and that will also constitute a prospectus of Lumentum. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Lumentum may not sell the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus and this communication are not offers to sell Lumentum securities, are not soliciting an offer to buy Lumentum securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.  The definitive proxy statement/prospectus will be mailed to stockholders of Oclaro.

LUMENTUM AND OCLARO URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by directing a written request to Lumentum Holdings Inc., Investor Relations, 400 North McCarthy Boulevard, Milpitas, CA 95035. Copies of documents filed with the SEC by Oclaro (when they become available) may be obtained free of charge on Oclaro’s website at www.oclaro.com or by directing a written request to Oclaro, Inc. Investor Relations, 225 Charcot Avenue, San Jose, CA 95131.

Participants in the Merger Solicitation

Each of Lumentum Holdings Inc., Oclaro, Inc. and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Oclaro stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Lumentum’s executive officers and directors is included in Lumentum’s definitive proxy statement, which was filed with the SEC on September 19, 2017. Additional information regarding Oclaro’s executive officers and directors is included in Oclaro’s definitive proxy statement, which was filed with the SEC on September 27, 2017. You can obtain free copies of these documents using the information in the paragraph immediately above.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 11, 2018, by and among Lumentum Holdings Inc., Oclaro, Inc., Prota Merger Sub, Inc. and Prota Merger, LLC.

99.1	Joint Press Release of Lumentum Holdings Inc. and Oclaro, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: March 12, 2018	By:	/s/ David L. Teichmann
David L. Teichmann
Executive Vice President, General Counsel and Corporate Secretary